Exhibit 10.3

FORM OF SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made as of April 13, 2026, by and among (i) Sizzle Acquisition Corp. II, a Cayman Islands exempted company (together with its successors, “SPAC”), (ii) Trasteel Holding S.A., a Luxembourg company (the “Company”), and (iii) the undersigned shareholder (“Holder”) of the Company. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the BCA (as defined below).

WHEREAS, on or about the date hereof, SPAC and the Company have entered into, and upon execution of a Joinder, (i) a to-be-formed Luxembourg corporation in the form of a public limited liability company (société anonyme) to be registered with Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) (“Pubco”) and (ii) a to-be-formed Cayman Islands exempted company with limited liability which will be a wholly-owned subsidiary of Pubco (“Merger Sub”) will enter into, that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “BCA”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”): (a) Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “Merger”) and, in connection therewith, each issued and outstanding security of SPAC immediately prior to the Closing will no longer be outstanding and will automatically be cancelled in exchange for the right of the holder thereof to receive a substantially equivalent security of Pubco; (b) Pubco will acquire all of the issued and outstanding ordinary shares of the Company (the “Purchased Shares”) from the Company’s shareholders (collectively, the “Sellers”) in exchange for Pubco ordinary shares (the “Share Exchange” and, together with the Merger and the other transactions contemplated by the BCA and the Ancillary Documents, the “Transactions”), and any outstanding convertible securities of the Company (other than Convertible Bridge Financing Debt) will be terminated; and (c) as a result of such Transactions, SPAC and the Company each will become wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provisions of the Cayman Companies Act, the Luxembourg Companies Act and other applicable Law;

WHEREAS, the Board of Directors of the Company has (a) approved and declared advisable the BCA, the Ancillary Documents and the Transactions, (b) determined that the Transactions are fair to and in the best interests of the Company and its shareholders (the “Company Shareholders”), and (c) recommended the approval and the adoption by each of the Company Shareholders of the BCA, the Ancillary Documents, and the Transactions; and

WHEREAS, as of the date hereof, Holder is the sole record holder and sole beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act, which meaning shall apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used), and has full voting power over the number of Company Ordinary Shares set forth underneath Holder’s name on the signature page hereto (together with any Company Ordinary Shares or other equity interests of the Company which Holder may beneficially own, hold or otherwise have voting power after the date hereof, the “Subject Shares”); and

WHEREAS, as a condition to the willingness of SPAC to enter into the BCA, and as an inducement and in consideration therefor, and in view of the valuable consideration to be received by Holder thereunder, and the expenses and efforts to be undertaken by SPAC and the Company to consummate the Transactions, SPAC, the Company and Holder desire to enter into this Agreement in order for Holder to provide certain assurances to SPAC and the Company regarding the manner in which Holder is bound hereunder during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with Section 5(a) hereof (the “Voting Period”) to vote its Subject Shares in favor of the BCA, the Ancillary Documents and the Transactions, and to provide such additional agreements, instruments or documents as required or contemplated by the BCA and the Ancillary Documents.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Covenant to Vote in Favor of Transactions and Other Actions in Connection with the Transactions. Holder hereby agrees, with respect to all of the Subject Shares:

(a) during the Voting Period, at each meeting of the Company Shareholders or any class or series thereof, and in each written consent or resolutions of any of the Company Shareholders in which Holder is entitled to vote or consent as a shareholder of the Company (which written consent shall be delivered promptly after the Company requests such delivery), Holder hereby unconditionally and irrevocably agrees to be present for any such meeting or otherwise be counted as present thereat for the purpose of establishing a quorum and vote (in person or by proxy), or consent to any action by written consent or resolution, in accordance with the applicable provisions of the Company’s Organizational Documents and applicable law (including the Luxembourg Companies Act) and with respect to, as applicable, the Subject Shares (i) in favor of, and adopt, the BCA, the Ancillary Documents, any amendments to the Company’s Organizational Documents, the Share Exchange and all of the other Transactions and any other matters expressly contemplated by the BCA and reasonably necessary to consummate the Transactions, (ii) in favor of the other matters set forth in the BCA, and (iii) to vote the Subject Shares in opposition to: (A) any Acquisition Proposal or Alternative Transaction and any and all other proposals (x) for the acquisition of the Company, (y) that could reasonably be expected to delay or impair the ability of the Company to consummate the Share Exchange or any of the other Transactions, or (z) which are in competition with or materially inconsistent with the BCA or the Ancillary Documents; (B) other than as contemplated by the BCA, any material change in (x) the present capitalization of the Company or any amendment of the Company’s Organizational Documents or (y) the Company’s corporate structure or business; or (C) any other action or proposal involving any Target Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the Transactions or would reasonably be expected to result in any of the conditions to the Closing under the BCA not being fulfilled;

(b) to, as promptly as practicable after the Registration Statement Effective Date, complete, execute and deliver to SPAC and the Company a Share Exchange Agreement for the Subject Shares containing an acknowledgement by Holder that it has received the definitive Proxy Statement prospectus with respect to the Transactions, and to comply with the terms of the Share Exchange Agreement, including consummating the Share Exchange with respect to the Subject Shares contemplated thereby;

(c) without limiting Section 1(b) above, to promptly execute and deliver all related documentation and take such other action in support of the BCA, any Ancillary Documents, the Share Exchange and any of the other Transactions as shall reasonably be requested by SPAC or the Company in order to carry out the terms and provisions of this Section 1, including (i) any actions by written consent of the Company Shareholders presented to Holder, and (ii) any applicable Ancillary Documents, customary instruments of conveyance and transfer, and any consent, waiver, governmental filing, and any similar or related documents;

(d) except as contemplated by the BCA or the Ancillary Documents, not make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any Subject Shares in connection with any vote or other action with respect to the Transactions, other than to recommend that the Company Shareholders vote in favor of adoption of the BCA and the Transactions and any other proposal the approval of which is a condition to the obligations of the parties under the BCA (and any actions required in furtherance thereof and otherwise as expressly provided by Section 1 of this Agreement);

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable Law at any time with respect to the BCA, the Ancillary Documents and any of the Transactions; and

(f) that Holder hereby unconditionally and irrevocably waives any and all pre-emption rights, rights of first offer, rights of first refusal, rights of participation, tag-along rights and all other similar rights that Holder may have in respect of the BCA or the Transactions, whether such rights arise from the Company’s Organizational Documents, any other agreement, contract and/or arrangement (whether written or unwritten), at Law or otherwise.

2. Other Covenants.

(a) No Transfers. Holder agrees that during the Voting Period it shall not, and shall cause its Affiliates not to, without SPAC’s prior written consent, (A) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”); (B) enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Subject Shares (provided, however, that Holder may transfer, directly or indirectly, all or any of the Subject Shares (i) to one or more of its Affiliates, (ii) as a bona fide gift or gifts, or to a charitable organization; (iii) to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the undersigned or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin; or (iv) by operation of law, such as pursuant to a qualified domestic order or the dissolution of marriage or civil union (including, without limitation, a divorce settlement)) so long as each such transferee agrees to become a party to this Agreement and be bound by the terms hereof applicable to Holder pursuant to a customary joinder); (C) grant any proxies or powers of attorney with respect to any or all of the Subject Shares, except as provided for in this Agreement; (D) permit to exist any lien of any nature whatsoever (other than those imposed by this Agreement, applicable securities Laws or the Company’s Organizational Documents, as in effect on the date hereof) with respect to any or all of the Subject Shares; (E) not to deposit, and to cause its Affiliates not to deposit, except as provided in this Agreement, any Subject Shares owned by Holder or its Affiliates in a voting trust or subject any Subject Shares to any arrangement or agreement with respect to the voting of such Subject Shares, unless specifically requested to do so by SPAC and the Company in connection with the BCA, the Ancillary Documents or any of the Transactions or (F) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Holder’s ability to perform its obligations under this Agreement. The Company hereby agrees that it shall not permit any Transfer of the Subject Shares in violation of this Agreement. Holder agrees with, and covenants to, SPAC that Holder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Subject Shares during the term of this Agreement without the prior written consent of SPAC (other than any Transfer expressly permitted above), and the Company hereby agrees that it shall not effect any such Transfer.

(b) Changes to Subject Shares. In the event of an equity dividend or distribution, or any change in the equity interests of the Company by reason of any equity dividend or distribution, equity split, recapitalization, combination, conversion, domestication, exchange of equity interests or the like, the term “Subject Shares” shall be deemed to refer to and include the Subject Shares as well as all such equity dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged or which are received in such transaction. Holder agrees during the Voting Period to notify SPAC and the Company promptly in writing of the number and type of any changes to Holder’s ownership of or voting rights with respect to the Subject Shares, upon Holder’s acquisition or commitment to acquire any additional Subject Shares or upon any other changes involving Holder relating to the equity interests or securities convertible or exercisable for equity interests of the Company.

(c) Compliance with BCA. Holder agrees during the Voting Period not to take or agree or commit to take any action that would make any representation and warranty of Holder contained in this Agreement inaccurate in any material respect. Holder further agrees that it shall use its commercially reasonable efforts to cooperate with SPAC and the Company to effect the Share Exchange and all of the other Transactions, the BCA, the Ancillary Documents and the provisions of this Agreement. During the Voting Period, Holder shall not, in its capacity as a holder of Subject Shares, authorize or take, or permit any of its Representatives to take, any action with respect to the Subject Shares that would reasonably be expected to prevent or materially delay Holder’s performance of this Agreement.

(d) Registration Statement. During the Voting Period, Holder agrees to provide to SPAC, the Company and their respective Representatives any information regarding Holder or the Subject Shares that is reasonably requested by SPAC, the Company or their respective Representatives for inclusion in the Registration Statement.

(e) Publicity. Holder shall not issue any press release or otherwise make any public statements with respect to the Transactions or this Agreement or the transactions contemplated herein without the prior written approval of SPAC and the Company. Holder hereby authorizes SPAC and the Company to publish and disclose in any announcement or disclosure required by the SEC, the Applicable Exchange or the Registration Statement (including all documents and schedules filed with the SEC in connection with the foregoing), Holder’s identity and ownership of the Subject Shares and the nature of Holder’s commitments and agreements under this Agreement, the BCA and any other Ancillary Documents.

(f) No Solicitation. Holder agrees to be bound by and subject to Section 8.6 (No Solicitation) of the BCA to the same extent as such provisions apply to the Company as if Holder was a party thereto.

3. Representations and Warranties of Holder. Holder hereby represents and warrants to SPAC and the Company as follows:

(a) Binding Agreement. Holder (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company, partnership or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If Holder is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by Holder has been duly authorized by all necessary action on the part of Holder. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Holder understands and acknowledges that each of SPAC and the Company is entering into the BCA in reliance upon the execution and delivery of this Agreement by Holder.

(b) Ownership of Subject Shares. As of the date hereof, Holder has beneficial ownership over the type and number of Subject Shares set forth under Holder’s name on the signature page hereto, is the lawful owner of such Subject Shares, has the sole power to vote or cause to be voted such Subject Shares (to the extent the Subject Shares have associated voting rights), and has good and valid title to such Subject Shares, free and clear of any and all Liens of any nature or kind whatsoever, other than those imposed by this Agreement, applicable securities Laws or the Company’s Organizational Documents, as in effect on the date hereof. There are no claims for finder’s fees or brokerage commission or other like payments in connection with this Agreement or the transactions contemplated hereby pursuant to arrangements made by Holder. Except for the Subject Shares set forth under Holder’s name on the signature page hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any: (i) equity securities of the Company, (ii) securities of the Company having the right to vote on any matters on which the holders of equity securities of the Company may vote or which are convertible into or exchangeable for, at any time, equity securities of the Company or (iii) options, warrants or other rights to acquire from the Company any equity securities or securities convertible into or exchangeable for equity securities of the Company.

(c) No Conflicts. No filing with, or notification to, any Governmental Authority (except for filings, if any, under any securities Laws or the Luxembourg Companies Act), and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the Organizational Documents of Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which Holder is a party or by which Holder or any of the Subject Shares or its other assets may be bound, or (iii) violate any applicable Law or Order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair Holder’s ability to perform its obligations under this Agreement in any material respect.

(d) No Inconsistent Agreements. Holder hereby covenants and agrees that, except for this Agreement, Holder (i) has not entered into, nor will enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Subject Shares inconsistent with Holder’s obligations pursuant to this Agreement, (ii) has not granted, nor will grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Subject Shares and (iii) has not entered into any agreement or knowingly taken any action (nor will enter into any agreement or knowingly take any action) that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its material obligations under this Agreement.

4. Miscellaneous.

(a) Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of SPAC the Company or Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) the mutual written consent of SPAC, the Company and Holder, (ii) the Closing (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Closing), and (iii) the date of termination of the BCA in accordance with its terms. The termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against another party hereto or relieve such party from liability for such party’s breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Section 4(a) shall survive the termination of this Agreement.

(b) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not at any time be assigned, transferred or delegated by Holder by operation of Law or otherwise without the prior written consent of SPAC and the Company, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio; provided that no such assignment shall relieve the assigning party of its obligations hereunder; provided, further, that the foregoing shall not prohibit any Transfer expressly permitted by Section 2(a) if the transferee executes a joinder to this Agreement in accordance with the requirements of Section 2(a). Each of SPAC and the Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) that assumes its obligations under this Agreement without obtaining the consent or approval of Holder.

(c) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”). Each party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth or referred to in Section 4(g) (and in the case of Holder, the address set forth on Holder’s signature page). Nothing in this Section 4(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(e).

(f) Interpretation. The titles and subtitles contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; (iv) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; and (v) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to SPAC, to: Sizzle Acquisition Corp. II 4201 Georgia Avenue NW Washington DC 20011 Attn: Steve Salis E-mail:

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew A. Gray, Esq.; Stuart Neuhauser, Esq.
Telephone No.: (212) 370-1300
Email: mgray@egsllp.com; sneuhauser@egsllp.com

If to the Company, to: Trasteel Holding S.A. 33 Rue du Puits Romain 8070 Bertrange, Luxembourg Attn: Gianfranco Imperato E-mail:

with a copy (which will not constitute notice) to:

Greenberg Traurig, LLP
One Vanderbilt Avenue
New York, NY 10017
Attn: Adam Namoury, Esq.; Alan Annex, Esq.
Email: adam.namoury@gtlaw.com;
            alan.annex@gtlaw.com

If to Holder, to: the address set forth under Holder’s name on the signature page hereto, with a copy (which will not constitute notice) to, if not the party sending the notice, each of SPAC and the Company (and each of their copies for notices hereunder).

(h) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of SPAC, the Company and Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) Specific Performance. Each of Holder and the Company acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by such party, money damages will be inadequate and SPAC and the Company will not have an adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder or the Company in accordance with their specific terms or were otherwise breached. Accordingly, SPAC and the Company, shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder or the Company and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k) Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby; provided, that in the event of any Action arising out of or relating to this Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

(l) No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among Holder, SPAC and the Company, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto or among any other Company Shareholders entering into voting agreements with SPAC or the Company. Holder shall not be deemed by virtue of this Agreement to be affiliated with any other holder of securities of the Company entering into a voting or support agreement with SPAC or the Company in connection with the BCA and Holder has acted independently regarding its decision to enter into this Agreement. Nothing contained in this Agreement shall be deemed to vest in SPAC or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares.

(m) Further Assurances. From time to time, at another party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(n) Entire Agreement. This Agreement (together with the BCA to the extent referred to herein) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the BCA or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of SPAC or the Company or any of the obligations of Holder under any other agreement between Holder and SPAC or the Company or any certificate or instrument executed by Holder in favor of SPAC or the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of SPAC or the Company or any of the obligations of Holder under this Agreement.

(o) Counterparts. This Agreement may be executed and delivered (including by electronic signature or by email in portable document format) in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

{Remainder of Page Intentionally Left Blank; Signature Page Follows}

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SPAC:

SIZZLE ACQUISITION CORP. II

By:
	Name:	Steve Salis
	Title:	Chief Executive Officer

The Company:

TRASTEEL HOLDING S.A.

By:
Name:
Title:

{Additional Signature on the Following Page}

{Signature Page to Company Support Agreement}

Holder:

[HOLDER NAME]

By:
Name:
Title:

Number and Type of Shares:

_____________ Company Ordinary Shares

Address for Notice:

Address: _________________________________________________
_________________________________________________________
_________________________________________________________
Telephone No.: ____________________________________________
E-mail: ___________________________________________________

{Signature Page to Company Support Agreement}